UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): April 5, 2011

TEXAS INSTRUMENTS INCORPORATED
(Exact name of registrant as specified in charter)

DELAWARE	001-03761	75-0289970
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

12500 TI BOULEVARD
P.O. BOX 660199
DALLAS, TEXAS 75266-0199
(Address of principal executive offices)

Registrant’s telephone number, including area code: (972) 995-3773

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On April 4, 2011, Texas Instruments Incorporated (“TI”) and National Semiconductor Corporation (“National”) announced that they had entered into a merger agreement whereby TI would acquire National.  TI and National held a joint investor conference call on April 4, 2011, to discuss the transaction.

Copies of the prepared script for the conference call and the transcript of the call are attached hereto as Exhibits 99.1 and 99.2, respectively.

TI has obtained commitments from Morgan Stanley for an unsecured bridge loan term facility and a revolving credit facility.  The aggregate amount of the facilities is $3.5 billion. Each facility has a 364-day term.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Description
99.1	Prepared script for TI and National joint investor conference call, held on April 4, 2011.

99.2	Transcript of TI and National joint investor conference call, held on April 4, 2011.

Forward-Looking Statements

This Form 8-K includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  These forward-looking statements generally can be identified by phrases such as TI, National or management of either company “believes,” “expects,” “anticipates,” “foresees,” “forecasts,” “estimates” or other words or phrases of similar import.  Similarly, statements herein that describe the proposed transaction, including its financial impact, and other statements of management’s beliefs, intentions or goals also are forward-looking statements.  It is uncertain whether any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do, what impact they will have on the results of operations and financial condition of the combined companies or the price of TI or National stock.  These forward-looking statements involve certain risks and uncertainties that could cause actual results to differ materially from those indicated in such forward-looking statements, including but not limited to:  the ability of the parties to consummate the proposed merger and the satisfaction of the conditions precedent to consummation of the proposed merger, including the ability to secure regulatory approvals at all or in a timely manner; the ability of TI to successfully integrate National’s operations, product lines and technology and realize additional opportunities for growth; the ability of TI to realize synergies in terms of growth and cost savings; and the other risks and important factors contained and identified in TI’s most recent Annual Report on Form 10-K or National’s most recent Quarterly Report on Form 10-Q, and other SEC filings of the companies, that could cause actual results to differ materially from the forward-looking statements.

The forward-looking statements included in this Form 8-K are made only as of the date of this Form 8-K.  Neither TI nor National undertakes any obligation to update the forward-looking statements to reflect subsequent events or circumstances.

Additional Information and Where to Find It

National intends to file with the Securities and Exchange Commission (the “SEC”) a proxy statement in connection with the proposed merger with TI.  The definitive proxy statement will be sent or given to the stockholders of National and will contain important information about the proposed merger and related matters.  SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT CAREFULLY WHEN IT BECOMES AVAILABLE.  The proxy statement and other relevant materials (when they become available), and any other documents filed by National with the SEC, may be obtained free of charge at the SEC’s website, at www.sec.gov.  In addition, security holders will be able to obtain free copies of the proxy statement from National by contacting Investor Relations by mail at National Semiconductor Corporation, Mail Stop G2-397, 2900 Semiconductor Drive, P.O. Box 58090, Santa Clara, CA 95052-8090, Attn: Investor Relations Department, or by telephone at (408) 721-5007.

Participants in the Solicitation

National and TI and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from National stockholders in connection with the proposed merger.  Information about TI's directors and executive officers is set forth in TI's proxy statement for its 2011 Annual Meeting of Stockholders filed with the SEC on March 7, 2011, and its Annual Report on Form 10-K for the year ended December 31, 2010, filed on February 25, 2011.  These documents are available free of charge at the SEC’s web site at www.sec.gov, and by mail at Texas Instruments Incorporated, P.O. Box 660199, MS 8657, Dallas, TX 75266-0199, Attention: Investor Relations, or by going to TI’s Investor Relations page on its corporate web site at www.ti.com.  Information about National’s directors and executive officers is set forth in its proxy statement for its 2010 Annual Meeting of Stockholders, which was filed with the SEC on August 11, 2010.  This document is available free of charge at the SEC’s web site at www.sec.gov, and from National by contacting Investor Relations by telephone at (408) 721-5007, or by mail at National Semiconductor Corporation,  Mail Stop G2-397, 2900 Semiconductor Drive, P.O. Box 58090, Santa Clara, CA 95052-8090, Attn: Investor Relations Department, or by going to National’s Investor Relations page on its corporate web site at www.national.com.  Additional information regarding the interests of participants in the solicitation of proxies in connection with the merger will be included in the proxy statement that National intends to file with the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEXAS INSTRUMENTS INCORPORATED

Date: April 5, 2011	By:	/s/ JOSEPH F. HUBACH
Joseph F. Hubach
Senior Vice President, Secretary and General Counsel

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Prepared script for TI and National joint investor conference call, held on April 4, 2011.

99.2	Transcript of TI and National joint investor conference call, held on April 4, 2011.